UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2026

ALIGNMENT HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40295	46-5596242
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 W. Town and Country Road, Suite 1600
Orange, California 92868
(Address of Principal Executive Offices) (Zip Code)

(844) 310-2247

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ALHC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 2, 2026, Alignment Healthcare, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC (the “Underwriter”) and the selling stockholder listed on Schedule II thereto (the “Selling Stockholder”) with respect to an underwritten offering by the Selling Stockholder of 13,167,733 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), held by such Selling Stockholder. The closing of the offering and delivery of the Shares took place on March 4, 2026. The Company will not receive any proceeds from the sale of the Shares in the offering.

The offering was made pursuant to an automatically effective Registration Statement on Form S-3ASR (File No. 333-293928) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on March 2, 2026, including a related base prospectus. A prospectus supplement relating to the offering has been filed with the SEC.

The Underwriting Agreement contains customary representations, warranties, covenants and indemnification obligations of the Company, the Selling Stockholder and the Underwriter, including for liabilities under the Securities Act of 1933, as amended, and other obligations of the parties. The foregoing summary of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated by reference herein and into the Registration Statement.

In addition, the legality opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP with respect to the Shares is attached hereto as Exhibit 5.1 and is incorporated by reference into the Registration Statement.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of March 2, 2026, by and among the Company, the Selling Stockholder and J.P. Morgan Securities LLC.

5.1	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP.

23.1	Consent of Paul, Weiss, Rifkind, Wharton & Garrison LLP (contained in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 4, 2026

Alignment Healthcare, Inc.

By:	/s/ James M. Head
James M. Head
Chief Financial Officer